Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2023
Employee Defined Contribution Plan [Abstract]
Employee Defined Contribution Plan

12. Employee Defined Contribution Plan

Full time employees of the Company’s subsidiaries in U.S., Singapore and PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. The related labor regulations of U.S., Singapore and PRC require that the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The employee benefits were expensed as incurred. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits were $335, $257 and $93, respectively, for the year ended December 31, 2023, 2022 and 2021.